UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2006

                               SEA CONTAINERS LTD.
             (Exact name of registrant as specified in its charter)


             Bermuda                      1-7560              98-0038412
          (State or other              (Commission           (IRS Employer
   jurisdiction of incorporation)      File Number)       Identification No.)



                               22 Victoria Street
                             Hamilton HM 12, Bermuda
               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
               Registrant's telephone number, including area code:

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

         In connection with the resignation of Mr. James B. Sherwood as chairman of the Company's board of directors (see Item 5.02 below), the board of directors approved, and Registrant entered into, a separation agreement with Mr. Sherwood.

         In recognition of Mr. Sherwood's 41 years of service with the Company and its subsidiaries, the Company agreed to pay Mr. Sherwood a termination payment of $200,000 per year for a period of ten years, in equal monthly installments commencing April 1, 2006. If Mr. Sherwood dies before having received his annual termination payment for the full ten-year period, the monthly installments remaining for the balance of the ten-year period will be paid to his spouse, if she is living, or if she is not, to Mr. Sherwood's estate.

         In addition to the termination payment described in the preceding paragraph, the separation agreement confirmed Mr. Sherwood's entitlement to receive specified accrued retirement benefits payable under the employee benefit plans of Sea Containers America Inc., a subsidiary of the Company.

         Further information as to the terms of Mr. Sherwood's departure from the Registrant can be found in the Registrant's press release dated March 21, 2006, being filed as an exhibit to this report. The separation agreement will be filed as an exhibit to the Registrant's annual report on Form 10-K for the fiscal year ended December 31, 2005.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         Mr. James B. Sherwood, the founder of the Registrant and chairman of its board of directors, resigned from the Company's board and the boards of all subsidiaries and affiliates of the Company effective March 20, 2006. As previously reported in the Registrant's Form 8-K Report with a date on its cover of December 28, 2005, Mr. Sherwood had resigned as President and Chief Executive Officer of the Company effective January 4, 2006.

         Also, effective March 20, 2006, the Company's board of directors appointed Robert M. Riggs non-executive chairman of the board. Mr. Riggs has been a director of the Company since 1976 and is a member of the board's audit committee, and is currently Senior Counsel to the law firm of Carter Ledyard & Milburn LLP, New York, New York, which he served for many years as a partner.

         Further information as to Mr. Sherwood's resignation can be found in the Registrant's press release dated March 21, 2006, being filed as an exhibit to this report.


Item 9.01. Financial Statements and Exhibits

           (d)     Exhibit

                   99     Press Release dated March 21, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SEA CONTAINERS LTD.


                                            By: /s/Edwin S. Hetherington
                                                ------------------------
                                                Edwin S. Hetherington
                                                Vice President, General Counsel
                                                and Secretary
Date: March 21, 2006

                                  EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------------------------------

  99         Press Release dated March 21, 2006.